Intangible Assets, Net - Schedule of Finite-Lived Intangible Assets, Future Amortization Expense (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)
Finite-Lived Intangible Assets, Net, Amortization Expense, Fiscal Year Maturity [Abstract]
2022	¥ 171,065	$ 26,844
2023	170,140	26,699
2024	168,476	26,438
2025	166,454	26,120
2026 and thereafter	493,632	77,461
Intangible assets, net	¥ 1,169,767	$ 183,562	¥ 16,573